UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23165

CION ARES DIVERSIFIED CREDIT FUND
(Exact name of registrant as specified in charter)

3 PARK AVENUE 36TH FLOOR NEW YORK, NEW YORK			10016
(Address of principal executive offices)			(Zip code)

Eric A. Pinero 3 Park Avenue, 36th Floor New York, New York 10016
(Name and address of agent for service)

Copy to:

Michael A. Reisner Mark Gatto CION Ares Management, LLC 3 Park Avenue, 36th Floor New York, New York 10016		Richard Horowitz, Esq. Matthew K. Kerfoot, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:		(646) 845-2577

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1.  Report to Stockholders.

2

CION Ares Diversified Credit Fund

Semi-Annual Report

April 30, 2018

www.cioninvestments.com

CION Ares Diversified Credit Fund

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	4
Schedule of Investments	6
Statement of Assets and Liabilities	17
Statement of Operations	19
Statements of Changes in Net Assets	20
Statement of Cash Flows	22
Financial Highlights	23
Notes to Financial Statements	27
Proxy & Portfolio Information	43
Dividend Reinvestment Plan	44
Corporate Information	46
Privacy Notice	47

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Letter to Shareholders

April 30, 2018

Fellow Shareholders,

We are pleased to present the Semi-Annual Report for the CION Ares Diversified Credit Fund (the "Fund"), for the six- month period ending April 30, 2018.

We are also proud to report on the Fund's progress in deploying capital. As of period-end, the Fund has made 123 total investments, spread across more than 10 distinct industries. Floating rate instruments accounted for 84% of the Fund and 45% of the Fund was deployed in investments directly originated by Ares. The Fund has yet to deploy any leverage, though it expects to in the upcoming quarters.

Investment Philosophy and Process

The Fund remains focused on delivering attractive risk-adjusted returns for our shareholders across market cycles by investing in a diversified pool of liquid and illiquid credit instruments utilizing a flexible strategy. We believe the optimal investment strategy for non-investment grade credit is an actively managed portfolio that encompasses a broad spectrum of liquid and illiquid credit asset classes including high yield bonds, syndicated loans, structured credit, real estate debt, and direct lending in the U.S. and Europe. We believe unconstrained flexibility within a single portfolio affords investors an opportunity to capitalize on inefficiencies and dislocations across the credit spectrum in an effort to capture the best relative value.

The due diligence and investment process by which the Fund's investments are selected is rigorous. The Fund's advisor, leveraging resources of the broader Ares platform, conducts ongoing proprietary analysis at the asset-class level to compare current market conditions with historical precedents and industry-level data to examine the rate environment, correlation to public markets, and regional risks. Ares also monitors both spread and standard deviation movements against historical benchmarks to determine the relative value of specific asset classes. This information is brought before the fifteen-member allocation committee in biweekly meetings, where senior members in each of the underlying asset classes across the Ares platform share their observations and insights with portfolio managers Mitch Goldstein and Greg Margolies.

Investment Environment

Volatility was the overwhelming theme for the first quarter of 2018 as capital markets responded to a spike in 10-year Treasury yields, see-sawing equities and increasing political rhetoric around international trade disputes. The three major U.S. equity indices tallied at least 24 days (out of 61 trading days) with price movements +/- 1.0% during the first quarter. While credit markets have demonstrated resiliency in the face of these equity swings, a sharp increase in U.S. Treasury yields mid-quarter and the general expectation of higher interest rates moving forward led to elevated angst within a space already viewed by some participants as richly valued. Notably, lower-quality and shorter-duration paper outperformed higher-quality, longer-duration bonds, indicating that the sell-off was largely rates driven. In contrast, leveraged loans were a bright spot, outperforming most fixed income asset classes and equities during the first quarter of 2018 owing to their low duration and minimal correlation to stocks. The structured credit market (CLOs in particular) generally benefited from healthy demand for floating rate products as well as the rollback of risk-retention requirements. Following a choppy first quarter, credit markets experienced a more traditional risk rally in April reinforced by constructive corporate earnings reports which catalyzed the lower-quality spectrum of the market to outperform broader indices during the month. For the year-to-date period through April month-end, credit markets have outperformed equities. Overall, we remain constructive on credit given the favorable economic conditions at present, strong fundamentals, benign default outlook and supportive technical environment (especially for loans). We anticipate recent market volatility will persist and expect it to be focused on idiosyncratic events, as opposed to macroeconomic trends, which underscores the importance of credit selection (and avoidance) and active portfolio management in the current environment.

Following the Eurozone's fifth consecutive year of expansion in 2017, economic growth and inflation have slowed thus far in 2018. While the labor market continued to strengthen with unemployment rates falling to the lowest levels since 2008, first quarter GDP growth estimates fell in 1Q'18 with pronounced deceleration of growth in France and Germany, countries that are commonly referred to as the backbone of the European economy. Meanwhile, inflation was muted and remains well below the 2% target rate, which can be partially attributed to a stronger Euro. However, European Central Bank ("ECB")

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

April 30, 2018

officials have indicated an optimistic outlook going forward citing an expected pickup of inflation by year-end and further improvement in employment conditions. Therefore, the current expectation is that the ECB will move forward with its plans to begin tapering its quantitative easing program in October of 2018. As of now, ECB officials seem focused on securing trade exemptions from President Trump's recently minted 25% tariff on steel and aluminum. While negotiations are ongoing, the current consensus amongst officials is that the U.S. trade tariffs pose a significant risk to European economic expansion and stability. In recent weeks, market focus has shifted to growing concerns in Italy as the new government failed to inaugurate political stability in the region. What began as a frail Populist driven coalition quickly evolved into a dysfunctional government. As a result, Italian sovereign debt yields spiked, and fear of the contagion spreading led to increases in sovereign debt yields for Spain and Portugal as well. While investor sentiment has been resilient and corporate fundamentals remain sound, uncertainty abounds in the region and we expect the market to watch Europe closely as these geopolitical events unfold.

Against the macroeconomic backdrop described above, we continue to favor high-quality, floating rate assets in defensive sectors. We have and continue to increase our exposure to directly originated loans in the U.S. and Europe given the yield premium that exists in those markets today. Owing to its flexible investment strategy, we believe the Fund offers a compelling combination of yield, diversification, and downside protection. We maintain strong conviction in the current portfolio positioning and believe we will generate attractive risk-adjusted returns going forward.

Summary

With an investment environment characterized by the return of volatility, rising rates, inflationary pressures and tariff uncertainty, investors are looking to credit markets for current income, floating rate offerings, shorter durations, and non-correlation to other assets in their portfolios. Against this backdrop, we believe our ability to dynamically allocate across credit sectors and geographies is more important than ever as we seek to provide superior risk-adjusted returns to our shareholders. We are pleased with the continued progress of constructing the Fund's diversified portfolio and our performance to date. Looking ahead to the second half of the year, the portfolio management team will continue to leverage the power of the Ares platform and its position as a global market leader in the non-investment grade credit markets and to identify and originate attractive investment opportunities in line with the stated objective of the Fund.

We thank you for your investment in and continued support of the CION Ares Diversified Credit Fund.

Sincerely,

Mark Gatto Co-CEO CION Ares Management	Michael Reisner Co-CEO CION Ares Management

Views expressed are those of CION Ares Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Ares as a whole. Although these views are not intended to be a forecast of future events, a guarantee of futures results, or investment advice, any forward looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Ares Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund ("CADC" or the "Fund"), advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA. Certain Ares fund securities may be offered through its affiliate, Ares Investor Services LLC ("AIS"), a broker-dealer registered with the SEC, and a member of FINRA and SIPC.

REF: CP 00057

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of April 30, 2018

A: CADEX C: CADCX I: CADUX L: CADWX

FUND OVERVIEW

CION Ares Diversified Credit Fund ("CADC") is an unlisted closed-end interval fund that offers to repurchase up to 5% of the Fund's outstanding shares at net asset value on a quarterly basis. By leveraging the Ares global credit platform — one of the largest in the United States and Europe — the Fund seeks to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes comprised of various credit instruments which, under normal circumstances, will represent at least 80% of the Fund's assets. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

PORTFOLIO CHARACTERISTICS

Management Team

?  Mitch Goldstein
Co-Head of Ares Credit Group 23 years experience

?  Greg Margolies
Head of Markets, Ares Management 30 years experience

?  CADC's allocation committee consists of an additional 13 members, averaging nearly 25 years experience.

Fund Information

Class A Inception	01/26/2017
Class C & I Inception	07/12/2017
Class L Inception	11/02/2017
Net Assets	$65.1 MM
Total Issues	123
Distributions[1]	Monthly
Current Distribution Rate[2]	5.46%
Class A Sharpe Ratio	5.42
Class A Standard Deviation	1.07%

Fixed vs. Floating Rate†

† Excludes cash, other net assets and equity instruments.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

FUND PERFORMANCE

	MTD	YTD	Since Inception
Class A Share — CADEX	0.92%	2.62%	7.41%
Class C Share — CADCX	0.92%	2.62%	6.96%
Class I Share — CADUX	0.92%	2.62%	6.96%
Class L Share — CADWX	0.92%	2.62%	3.95%

Total return is a measure of the change in NAV including reinvestment of all distributions and is presented on a net basis reflecting the deduction of fund expenses and applicable fees with expense support provided by CAM. The Class A and Class L Shares excludes all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower. Returns for periods of less than one year are not annualized. Past performance is not indicative of future results.

Portfolio Composition by Asset Type

Top 10 Holdings

Name of Holding	% of Portfolio
Saphire Holdco Limited ("Time Inc, UK")	2.1%
Visual Edge Technology, Inc.	2.1%
DENALI 12 2018-1	1.9%
Alpha Luxco 2 Sarl ("Universal")	1.9%
Air Medical Group Holdings, Inc.	1.5%
Datix Bidco Limited	1.5%
PetIQ, LLC	1.5%
Sparefoot, LLC	1.5%
Sundance Energy, Inc.	1.5%
CHG PPC Parent LLC ("Spectra")	1.5%

Allocation by Industry

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of April 30, 2018 (continued)

A: CADEX C: CADCX I: CADUX L: CADWX

RISK DISCLOSURES AND GLOSSARY

Risks and limitations include, but are not limited to, the following: most credit instruments will be rated below investment grade and should be considered speculative; illiquid investments may be susceptible to economic downturns causing extended losses; there is no guarantee that all shares can be repurchased; the Fund's business and operations may be negatively impacted by fluctuations in the capital markets; the Fund is a newly organized, diversified, closed-end investment company with no operating history; diversification does not eliminate the risk of experiencing investment losses.

Sharpe Ratio — a risk-adjusted measure that measures reward per unit of risk. The higher the Sharpe Ratio, the better. The numerator is the difference between a portfolio's trailing twelve month (TTM) return and the return of a risk-free instrument. The denominator is the portfolio's standard deviation.

Standard Deviation — a widely used measure of an investment's performance volatility. Standard deviation shows how much variation from the mean exists with a larger number indicating the data points are more spread out over a larger range of values.

1. Monthly Distributions — There is no assurance monthly distributions paid by the fund will be maintained at the targeted level or paid at all.

2. Current Distribution Rate — Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current cash distribution per share without compounding), divided by the current net asset value. The current distribution rate shown may be rounded.

A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, LLC ("CAM"), which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

CADC may fund distributions from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital, as well as net income from operations, capital and non-capital gains from the sale of assets, dividends or distributions from equity investments and expense support payments from CAM, which are subject to repayment. For the year ending October 31, 2017, distributions were paid from taxable income and did not include a return of capital for tax purposes. If expense support payments from CAM were not provided, some or all of the distributions may have been a return of capital which would reduce the available capital for investment. The sources of distributions may vary periodically. Please refer to the semi-annual or annual reports filed with the SEC for the sources of distributions.

ABOUT CION INVESTMENTS

CION Investments is a leading manager of alternative investment solutions that focuses on alternative credit strategies for individual investors. The firm currently manages a leading non-traded BDC with approximately $1.8 billion in assets under management and sponsors, through CION Ares Management, a closed-end interval fund, CION Ares Diversified Credit Fund. CION Investments is headquartered in New York.

ABOUT ARES MANAGEMENT

Ares Management, L.P. ("Ares") is a publicly traded, leading global alternative asset manager with approximately $112 billion of assets under management* and approximately 1,000 employees. Ares seeks to deliver attractive performance to its investors across its investment groups and strategies, including credit (high yield bonds, syndicated loans, structured credit, and direct lending in the U.S. and Europe), private equity (corporate private equity, U.S. power and energy infrastructure, and special situations) and real estate (debt and equity). The firm is headquartered in Los Angeles with offices across the United States, Europe, Asia, and Australia. Its common units are traded on the New York Stock Exchange under the ticker symbol "ARES".

* As of March 31, 2018, AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and a registered investment adviser.

This is neither an offer to sell nor a solicitation to purchase the securities described herein. An offering is made only by the prospectus which must precede or accompany this piece. Please read the prospectus prior to making any investment decision and consider the risks, charges, expenses and other important information described therein. Additional copies of the prospectus may be obtained by contacting CION Securities at 800.435.5697 or by visiting cioninvestments.com.

Please be aware that the Fund, the Advisers, the Distributor or the Wholesale Marketing Agent and their respective officers, directors, employees and affiliates do not undertake to provide impartial investment advice or to give advice in a Fiduciary capacity in connection with the Fund's public offering of shares.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund, advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA.

REF: CP-0189  CADC-FS-0518
   CAD000120

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments

April 30, 2018 (Unaudited)

Senior Loans 55.3%(b)(c)(i)

	Principal Amount		Value(a)
Aerospace and Defense 0.8%
Sequa Mezzanine Holdings, LLC, Initial 1st Lien Term Loan, L+ 5.00%, 11/28/2021(g)		$369,475	$373,787
Sequa Mezzanine Holdings, LLC, Initial 2nd Lien Term Loan, L+ 9.00%, 04/28/2022(g)		129,830	131,236
			505,023
Automotive 0.3%
Navistar International Corp., Tranche 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.40%, 11/06/2024		219,946	221,184
Banking, Finance, Insurance & Real Estate 5.0%
A.U.L. Corp., 1st Lien Revolver, Prime + 4.50%, 9.25%, 06/05/2023(d)(e)(f)		1,000	100
A.U.L. Corp., Initial 1st Lien Term Loan, 3M LIBOR + 5.00%, 7.31%, 06/05/2023(d)(e)		49,063	49,062
Asurion, LLC, Replacement 1st Lien Term Loan B-6, 1M LIBOR + 2.75%, 4.65%, 11/03/2023		471,904	475,150
Foundation Risk Partners Corp., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.75%, 7.07%, 11/10/2023(d)(e)(f)		142,571	108,245
Foundation Risk Partners Corp., 1st Lien Revolver, 3M LIBOR + 4.75%, 6.16%, 11/10/2023(d)(e)(f)		2,000	(20)
Foundation Risk Partners Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 6.56%, 11/10/2023(d)(e)		632,067	625,746
Foundation Risk Partners Corp., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 10.31%, 11/10/2024(d)(e)		221,778	219,560
SCM Insurance Services, Inc., 1st Lien Revolver, (Canada), Prime + 4.00%, 7.45%, 08/29/2022(d)(e)(f)	CAD	1,000	239
SCM Insurance Services, Inc., 1st Lien Term Loan, (Canada), 1M LIBOR + 5.00%, 6.64%, 08/29/2024(d)(e)		124,688	96,123

Senior Loans(b)(c)(i) (continued)

	Principal Amount		Value(a)
SCM Insurance Services, Inc., 2nd Lien Term Loan, (Canada), 1M LIBOR + 9.00%, 10.64%, 03/01/2025(d)(e)	CAD	125,000	$96,363
Spectra Finance, LLC, Initial 1st Lien Revolver, 1M LIBOR + 4.00%, 5.88%, 04/03/2023(d)(e)(f)		$1,000	323
Spectra Finance, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 6.81%, 04/02/2024(d)(e)		999,000	989,010
Worldwide Facilities, LLC, 1st Lien Delayed Draw Term Loan, L+ 4.25%, 04/26/2024(d)(e)(f)(g)		382,734	(3,827)
Worldwide Facilities, LLC, 1st Lien Revolver, L+ 4.25%, 04/26/2024(d)(e)(f)(g)		50,000	(500)
Worldwide Facilities, LLC, 1st Lien Term Loan, L+ 4.25%, 04/26/2024(d)(e)(g)		616,266	610,104
			3,265,678
Beverage, Food and Tobacco 2.4%
B.C. Unlimited Liability Company, 1st Lien Term Loan B-3, (Canada), 1M LIBOR + 2.25%, 4.15%, 02/16/2024		750,000	751,875
BakeMark Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 5.25%, 7.55%, 08/14/2023(d)(e)		249,375	249,375
Jim N Nicks Management, LLC, 1st Lien Revolver, 3M LIBOR + 5.25%, 7.59%, 07/10/2023(d)(e)(f)		1,000	430
Jim N Nicks Management, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.25%, 7.55%, 07/10/2023(d)(e)		49,625	48,632
Penn Virginia Holding Corp., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.91%, 09/29/2022(d)(e)		500,000	500,000
			1,550,312
Chemicals, Plastics & Rubber 0.4%
H.B. Fuller Co., 1st Lien Commitment, L+ 2.00%, 10/20/2024(g)		275,000	275,737

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Senior Loans(b)(c)(i) (continued)

	Principal Amount		Value(a)
Consumer Goods: Durable 1.2%
DecoPac, Inc., Initial 1st Lien Revolver, 3M LIBOR + 4.25%, 6.55%, 09/29/2023(d)(e)(f)		$1,000	$170
DecoPac, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.55%, 09/30/2024(d)(e)		494,010	494,010
Sigma Electric Manufacturing Corp., 1st Lien Revolver, 3M LIBOR + 4.75%, 7.12%, 10/31/2022(d)(e)(f)		1,000	540
Sigma Electric Manufacturing Corp., 1st Lien Term Loan A-2, 3M LIBOR + 4.75%, 7.11%, 10/31/2023(d)(e)		318,113	314,931
			809,651
Consumer Goods: Non-Durable 0.4%
Movati Athletic (Group), Inc., 1st Lien Delayed Draw Term Loan, (Canada), 6M LIBOR + 4.50%, 6.36%, 10/05/2022(d)(e)(f)	CAD	253,180	35,455
Movati Athletic (Group), Inc., 1st Lien Term Loan, (Canada), 3M LIBOR + 4.50%, 6.24%, 10/05/2022(d)(e)		245,466	189,232
			224,687
Containers, Packaging & Glass 0.7%
Charter NEX U.S., Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.00%, 4.90%, 05/16/2024		448,869	449,543
Education 1.5%
American Academy Holdings, LLC, 1st Lien Mezzanine Term Loan, 6M LIBOR + 14.00%, 15.76%, 06/15/2023(d)(e)(l)		203,299	199,233
American Academy Holdings, LLC, 1st Lien Revolver, 3M LIBOR + 6.25%, 8.55%, 12/15/2022(d)(e)(f)		1,000	123
American Academy Holdings, LLC, 1st Lien Term Loan, 6M LIBOR + 6.25%, 8.01%, 12/15/2022(d)(e)		$796,709	788,741
			988,097

Senior Loans(b)(c)(i) (continued)

	Principal Amount	Value(a)
Energy: Oil & Gas 0.9%
Associated Asphalt Partners, LLC, Tranche 1st Lien Term Loan B, 1M LIBOR + 5.25%, 7.15%, 04/05/2024(d)(e)	$20,828	$18,537
California Resources Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.75%, 6.65%, 12/31/2022	239,398	244,260
Oryx Southern Delaware Holdings, LLC, 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.15%, 02/28/2025	300,000	300,375
		563,172
Environmental Industries 0.4%
VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.00%, 7.97%, 10/17/2023(d)(e)(f)	77,212	10,295
VLS Recovery Services, LLC, 1st Lien Revolver, 3M LIBOR + 6.00%, 8.36%, 10/17/2023(d)(e)(f)	1,000	90
VLS Recovery Services, LLC, 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.35%, 10/17/2023(d)(e)	270,429	267,725
		278,110
Healthcare & Pharmaceuticals 8.4%
Comprehensive EyeCare Partners, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.50%, 5.50%, 02/14/2024(d)(e)(f)	422,113	(2,111)
Comprehensive EyeCare Partners, LLC, 1st Lien Revolver, 3M LIBOR + 3.50%, 8.25%, 02/14/2024(d)(e)(f)	1,000	20
Comprehensive EyeCare Partners, LLC, 1st Lien Term Loan, 3M LIBOR + 3.50%, 8.25%, 02/14/2024(d)(e)	576,887	574,003
Concentra, Inc., Initial 2nd Lien Term Loan, 3M LIBOR + 6.50%, 8.28%, 06/01/2023	750,000	762,188
Emerus Holdings, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 6.41%, 09/01/2021(d)(e)	15,337	13,343

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Senior Loans(b)(c)(i) (continued)

	Principal Amount	Value(a)
JDC Healthcare Management, LLC, 1st Lien Term Loan, 1M LIBOR + 6.50%, 8.40%, 04/10/2023(d)(e)	$108,420	$106,251
MB2 Dental Solutions, LLC, 1st Lien Revolver B-2, Prime + 3.75%, 8.50%, 09/29/2023(d)(e)(f)	1,000	607
MB2 Dental Solutions, LLC, Initial 1st Lien Term Loan B-2, 2M LIBOR + 4.75%, 7.05%, 09/29/2023(d)(e)	347,255	343,782
Pathway Partners Vet Management Co., LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 4.25%, 6.15%, 10/10/2024(d)(e)(f)	150,678	133,880
Pathway Partners Vet Management Co., LLC, 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.15%, 10/10/2024(d)(e)	346,581	343,115
Provation Medical, Inc., 1st Lien Last Out Term Loan, 3M LIBOR + 7.00%, 9.06%, 03/08/2024(d)(e)	1,000,000	990,000
SCSG EA Acquisition Co., Inc., 1st Lien Revolver, 1M LIBOR + 4.25%, 6.15%, 09/01/2022(d)(e)(f)	1,000	78
SCSG EA Acquisition Co., Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.06%, 09/01/2023(d)(e)	347,255	347,255
SiroMed Physician Services, Inc., 1st Lien Revolver, 3M LIBOR + 4.75%, 5.75%, 03/26/2024(d)(e)(f)	1,000	(10)
SiroMed Physician Services, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.04%, 03/26/2024(d)(e)	999,000	989,010
TerSera Therapeutics, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 7.56%, 03/30/2023(d)(e)	49,500	49,500
WSHP FC Acquisition, LLC, 1st Lien Delayed Draw Term Loan, 6M LIBOR + 6.50%, 7.50%, 03/30/2024(d)(e)(f)	172,241	(1,722)

Senior Loans(b)(c)(i) (continued)

	Principal Amount	Value(a)
WSHP FC Acquisition, LLC, 1st Lien Revolver, 6M LIBOR + 6.50%, 7.50%, 03/30/2024(d)(e)(f)	$1,000	$423
WSHP FC Acquisition, LLC, 1st Lien Term Loan, 6M LIBOR + 6.50%, 7.50%, 03/30/2024(d)(e)	826,759	818,491
		5,468,103
High Tech Industries 9.2%
Almonde, Inc., 1st Lien Term Loan, 3M LIBOR + 3.50%, 5.48%, 06/13/2024	24,875	24,850
Almonde, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 9.23%, 06/13/2025	25,000	24,694
Dell, Inc., 1st Lien Term Loan B, 1M LIBOR + 2.00%, 3.91%, 09/07/2023	748,120	750,222
Doxim, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.00%, 7.00%, 02/28/2024(d)(e)(f)	285,714	(2,857)
Doxim, Inc., 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.30%, 02/28/2024(d)(e)	714,286	707,143
DRB Holdings, LLC, 1st Lien Revolver, 3M LIBOR + 5.75%, 6.75%, 10/06/2023(d)(e)(f)	1,000	(10)
DRB Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.75%, 7.45%, 10/06/2023(d)(e)	497,753	492,775
Frontline Technologies Group Holding, LLC, 1st Lien Closing Date Term Loan, 1M LIBOR + 6.50%, 8.40%, 09/18/2023(d)(e)	290,328	287,425
Frontline Technologies Group Holding, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.50%, 7.50%, 09/18/2023(d)(e)(f)	57,213	(572)

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Senior Loans(b)(c)(i) (continued)

	Principal Amount	Value(a)
GraphPAD Software, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 7.00%, 12/21/2023(d)(e)(f)	$1,000	$(10)
GraphPAD Software, LLC, 1st Lien Term Loan, 1M LIBOR + 6.00%, 8.30%, 12/21/2023(d)(e)	996,503	986,537
IQMS, Inc., 1st Lien Last Out Term Loan, 1M LIBOR + 8.25%, 10.15%, 03/28/2022(d)(e)	249,375	249,375
PDI TA Holdings, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR +4.75%, 5.75%, 08/25/2023(d)(e)(f)	419,997	—
PDI TA Holdings, Inc., 1st Lien Revolver, 3M LIBOR + 4.75%, 6.51%, 08/25/2023(d)(e)(f)	12,290	—
PDI TA Holdings, Inc., 2nd Lien Delayed Draw Term Loan, 6M LIBOR + 8.75%, 10.32%, 08/25/2024(d)(e)(f)	198,628	18,629
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.75%, 10.71%, 08/25/2023(d)(e)	119,701	119,701
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.75%, 10.71%, 08/25/2024(d)(e)	84,677	84,677
PDI TA Holdings, Inc., Incremental 1st Lien Term Loan, L+ 4.75%, 08/25/2023(d)(e)(g)	513,526	513,526
Practice Insight, LLC, 1st Lien Revolver, Prime + 4.00%, 8.75%, 08/23/2022(d)(e)(f)	1,000	200
Practice Insight, LLC, 1st Lien Term Loan, 3M LIBOR + 5.00%, 6.90%, 08/23/2022(d)(e)	347,255	347,255
Storm US Holdco, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 5.50%, 7.29%, 05/05/2023(d)(e)	49,625	49,625
Visual Edge Technology, Inc., 1st Lien Delayed Draw Term Loan, 1M LIBOR + 5.75%, 7.63%, 08/31/2022(d)(e)	1,061,641	1,061,641

Senior Loans(b)(c)(i) (continued)

	Principal Amount	Value(a)
Visual Edge Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 5.75%, 7.63%, 08/31/2022(d)(e)	$161,687	$161,687
Visual Edge Technology, Inc., 1st Lien Term Loan, 12.50%, 09/02/2024(d)(e)(l)	134,318	128,946
		6,005,459
Hotel, Gaming & Leisure 1.5%
Canopy Bidco, Ltd., Facility 1st Lien Senior Capex Term Loan, (Great Britain), 3M LIBOR + 7.00%, 7.55%, 12/18/2024(d)(e)(f)	£500,000	70,437
Canopy Bidco, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 3M LIBOR + 7.00%, 7.56%, 12/18/2024(d)(e)	500,000	687,475
SFE Acquisition, LLC, 1st Lien Revolver, 3M LIBOR + 5.00%, 6.00%, 07/31/2022(d)(e)(f)	$1,000	—
SFE Acquisition, LLC, 1st Lien Term Loan, 3M LIBOR + 5.00%, 7.36%, 07/31/2023(d)(e)	248,750	248,750
		1,006,662
Media: Advertising, Printing & Publishing 2.2%
Harland Clarke Holdings Corp., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.05%, 11/03/2023	72,840	73,386
Sapphire Bidco Limited, Facility 1st Lien Term Loan B, (Great Britain), 3M LIBOR + 6.00%, 7.00%, 03/15/2023(d)(e)	£1,000,000	1,374,950
		1,448,336
Media: Broadcasting & Subscription 0.5%
CSC Holdings, LLC, Refinancing 1st Lien Term Loan, 1M LIBOR + 2.25%, 4.15%, 07/17/2025	$306,917	305,843
Media: Diversified & Production 2.3%
AMC Entertainment, Inc., Incremental 1st Lien Term Loan, 1M LIBOR + 2.25%, 4.15%, 12/15/2023	293,444	294,544

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Senior Loans(b)(c)(i) (continued)

	Principal Amount	Value(a)
AMC Entertainment, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.25%, 4.15%, 12/15/2022	$193,167	$193,832
Equinox Holdings, Inc., 1st Lien Term Loan B-1, 1M LIBOR + 3.00%, 4.90%, 03/08/2024	335,000	336,745
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.90%, 09/06/2024	191,852	195,881
Life Time Fitness, Inc., Refinancing 1st Lien Term Loan, 3M LIBOR + 2.75%, 4.73%, 06/10/2022	497,500	498,510
		1,519,512
Metals & Mining 0.1%
Murray Energy Holdings Co., 1st Lien Term Loan B-2, 3M LIBOR + 7.25%, 9.55%, 04/16/2020	74,204	65,476
Oil & Gas 1.5%
Sundance Energy, Inc., 1st Lien Term Loan, 3M LIBOR + 8.00%, 10.37%, 04/23/2023(d)(e)	1,000,000	990,000
Printing and Publishing 0.2%
Dex Media, Inc., 1st Lien Term Loan, 1M LIBOR + 10.00%, 11.91%, 07/29/2021	154,615	157,708
Retail 1.1%
Bambino CI, Inc., 1st Lien Revolver, 1M LIBOR + 6.00%, 7.90%, 10/17/2022(d)(e)(f)	1,000	123
Bambino CI, Inc., 1st Lien Term Loan, 1M LIBOR + 6.00%, 7.90%, 10/17/2023(d)(e)	348,128	344,646
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.00%, 7.63%, 08/21/2023(d)(e)(f)	1,000	390
FWR Holding Corp., Initial 1st Lien Revolver, Prime + 5.00%, 9.75%, 08/21/2023(d)(e)(f)	1,000	375

Senior Loans(b)(c)(i) (continued)

	Principal Amount	Value(a)
FWR Holding Corp., Initial 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.44%, 08/21/2023(d)(e)	$348,250	$348,250
		693,784
Services: Business 4.4%
Alpha Luxco 2 Sarl, Facility 1st Lien Term Loan B, (Luxembourg), Euribor + 7.00%, 7.50%, 01/09/2025(d)(e)	€1,000,000	1,208,250
First Data Corp., 1st Lien Term Loan B, 1M LIBOR + 2.25%, 4.15%, 07/08/2022	$750,000	752,625
Implementation Management Assistance, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.00%, 6.30%, 12/13/2023(d)(e)(f)	599,400	263,736
Implementation Management Assistance, LLC, 1st Lien Revolver, 3M LIBOR + 4.00%, 5.00%, 12/13/2023(d)(e)(f)	1,000	(10)
Implementation Management Assistance, LLC, 1st Lien Term Loan, 3M LIBOR + 4.00%, 6.30%, 12/13/2023(d)(e)	398,601	394,615
Mercato Leadmanagement Investments GmbH, 1st Lien Term Loan A, (Germany), 3M LIBOR + 6.75%, 7.50%, 03/01/2024(d)(e)(f)	€700,000	—
Mercato Leadmanagement Investments GmbH, 1st Lien Term Loan B, (Germany), 3M LIBOR + 6.75%, 7.50%, 03/01/2024(d)(e)(f)	300,000	—
Solera, LLC, 1st Lien Term Loan, 1M LIBOR + 2.75%, 4.65%, 03/03/2023	$222,489	223,213
		2,842,429
Services: Consumer 1.5%
CC Fly Holding II A/S, Facility 1st Lien Unitranche B, (Denmark), 3M LIBOR + 7.50%, 8.50%, 05/09/2025(d)(e)(f)	€2,500,000	—

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Senior Loans(b)(c)(i) (continued)

	Principal Amount	Value(a)
CC Fly Holding II A/S, Facility 1st Lien Unitranche, (Denmark), 3M LIBOR + 7.50%, 8.00%, 05/09/2025(d)(e)(f)	€2,500,000	$—
CHG PPC Parent, LLC, 2nd Lien Term Loan, 1M LIBOR + 7.50%, 9.40%, 03/30/2026(d)(e)	€1,000,000	990,000
		990,000
Technology 3.1%
Datix Bidco Limited, 1st Lien Term Loan B-1, (Great Britain), 6M LIBOR + 3.50%, 8.25%, 04/26/2025(d)(e)	£1,000,000	995,000
SpareFoot, LLC, 1st Lien Revolver, 3M LIBOR + 4.25%, 5.25%, 04/13/2023(d)(e)(f)	$1,000	(5)
SpareFoot, LLC, 2nd Lien Term Loan, 3M LIBOR + 8.25%, 10.59%, 04/13/2025(d)(e)	285,429	282,574
SpareFoot, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.59%, 04/13/2024(d)(e)	713,571	710,004
		1,987,573
Telecommunications 1.8%
Cablecom Networking Holdings, Ltd., 1st Lien Capex Term Loan, (Great Britain), 6M LIBOR + 6.50%, 7.14%, 12/14/2023(d)(e)(f)	£438,596	90,456
Cablecom Networking Holdings, Ltd., Facility A-2 1st Lien Term Loan, (Great Britain), 6M LIBOR + 6.50%, 7.11%, 12/14/2023(d)(e)	561,404	771,903
SBA Senior Finance II, LLC, 1st Lien Term Loan B, L+ 1.75%, 04/11/2025(g)	$300,000	300,708
		1,163,067
Transportation: Consumer 1.5%
Air Medical Group Holdings, Inc., Initial Term Loan, 1M LIBOR + 7.88%, 9.77%, 03/13/2026(d)(e)	1,000,000	1,000,000

Senior Loans(b)(c)(i) (continued)

	Principal Amount	Value(a)
Utilities: Electric 0.3%
Sunk Rock Foundry Partners L.P., 1st Lien Term Loan A-1, 3M LIBOR + 4.75%, 7.11%, 10/31/2023(d)(e)	$180,888	$179,079
Utilities: Oil & Gas 0.2%
Medallion Midland Acquisition L.P., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.15%, 10/30/2024(d)	99,750	99,875
Wholesale 1.5%
Pet IQ, LLC, 1st Lien Term Loan, 1M LIBOR + 5.25%, 7.13%, 01/17/2023(d)(e)	1,000,000	995,000
Total Senior Loans (Cost: $35,461,580)		36,049,100

Corporate Bonds 13.0%

Banking, Finance, Insurance & Real Estate 0.8%
Realogy Group, LLC, 144A, 4.88%, 06/01/2023(c)	500,000	483,275
Chemicals, Plastics & Rubber 1.2%
Kraton Polymers, LLC, 144A, 7.00%, 04/15/2025(c)	500,000	516,250
Platform Specialty Products Corp., 144A, 5.88%, 12/01/2025(c)	293,000	285,675
		801,925
Healthcare & Pharmaceuticals 4.7%
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	67,000	67,690
Centene Corp., 6.13%, 02/15/2024	500,000	523,750
DJO Finance Corp., 144A, 8.13%, 06/15/2021(c)	500,000	500,625
Molina Healthcare, Inc., 144A, 4.88%, 06/15/2025(c)	499,000	474,050
Tenet Healthcare Corp., 8.13%, 04/01/2022	400,000	416,500
Tenet Healthcare Corp., 144A, 7.00%, 08/01/2025(c)	100,000	98,250
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 5.63%, 12/01/2021(c)	500,000	483,750

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
WellCare Health Plans, Inc., 5.25%, 04/01/2025	$500,000	$502,550
		3,067,165
Media: Broadcasting & Subscription 3.7%
CCO Holdings, LLC, 144A, 5.50%, 05/01/2026(c)	500,000	486,850
CSC Holdings, LLC, 144A, 5.50%, 04/15/2027(c)	500,000	479,900
Intelsat Jackson Holdings S.A., 144A, (Luxembourg), 8.00%, 02/15/2024(c)	500,000	528,125
Sinclair Broadcast Group, Inc., 144A, 5.13%, 02/15/2027(c)	500,000	463,750
Sirius XM Radio, Inc., 144A, 5.00%, 08/01/2027(c)	500,000	476,250
		2,434,875
Metals & Mining 0.1%
Murray Energy Holdings Co., 144A, 11.25%, 04/15/2021(c)	72,000	31,320
Services: Business 1.0%
Aramark Services, Inc., 144A, 5.00%, 02/01/2028(c)	135,000	131,456
Nielsen Finance, LLC, 144A, 5.00%, 04/15/2022(c)	500,000	503,800
		635,256
Telecommunications 1.5%
Level 3 Financing, Inc., 5.38%, 05/01/2025	500,000	492,350
Zayo Group, LLC, 144A, 5.75%, 01/15/2027(c)	500,000	496,440
		988,790
Total Corporate Bonds (Cost: $8,655,237)		8,442,606

Collateralized Loan Obligations 18.4%(c)(d)(k)

Collateralized Loan Obligations — Debt 12.1%(i)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 8.16%, 04/30/2031	750,000	735,000
AMMC CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 3.60%, 5.96%, 07/24/2029	575,000	581,566

Collateralized Loan Obligations(c)(d)(k) (continued)

	Principal Amount	Value(a)
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.71%, 07/25/2029	$250,000	$258,015
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 7.84%, 04/25/2031	750,000	737,040
Apidos CLO XV, (Cayman Islands), 3M LIBOR + 5.70%, 8.06%, 04/20/2031	750,000	742,350
Canyon Capital CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 07/15/2031(e)(h)	350,000	350,000
Carlyle CLO 2016-4, Ltd., (Cayman Islands), 3M LIBOR + 6.90%, 9.26%, 10/20/2027	250,000	253,375
Cedar Funding VII CLO, Ltd., (Cayman Islands), 3M LIBOR + 2.55%, 4.59%, 01/20/2031	500,000	491,291
Cook Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.40%, 7.75%, 04/17/2030	750,000	744,679
Crestline Denali CLO XVI, Ltd., (Cayman Islands), 3M LIBOR + 2.60%, 4.36%, 01/20/2030	750,000	735,053
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 8.26%, 04/15/2031	750,000	749,985
Dryden XXVI Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 7.89%, 04/15/2029	750,000	749,918
Highbridge Loan Management 2013-2, Ltd., (Cayman Islands), 3M LIBOR + 6.60%, 8.96%, 10/20/2029	250,000	253,480
THL Credit Wind River 2016-2 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.48%, 8.25%, 11/01/2028	250,000	252,666
Voya CLO 2017-3, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 8.56%, 07/20/2030	250,000	250,598
		7,885,016
Collateralized Loan Obligations — Equity 6.3%
Bain Capital Credit CLO 2018-1, (Cayman Islands), 10.61% 04/23/2031(e)	750,000	676,558
Carlyle Global Market Strategies CLO 2017-3, Ltd., (Cayman Islands), 14.84%, 07/20/2029	250,000	222,538

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Collateralized Loan Obligations(c)(d)(k) (continued)

	Principal Amount	Value(a)
Cedar Funding VIII CLO, Ltd., (Cayman Islands), 12.75%, 10/17/2030	$250,000	$204,983
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 10.61% 01/20/2030	500,000	476,650
Dryden XXVIII Senior Loan Fund, (Cayman Islands), 15.06%, 08/15/2030	250,000	129,048
Eastland Investors Corporation, (Cayman Islands), 10.61% 05/01/2022	100	54,060
Mariner CLO 2018-5, Ltd., (Cayman Islands), 10.61% 04/25/2031	500,000	453,675
OHA Credit Partners XV, Ltd., (Cayman Islands), 10.61% 01/20/2030	500,000	472,706
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 14.45%, 11/22/2030	350,000	307,365
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 10.61% 01/20/2031	500,000	473,757
Steele Creek CLO 2017-1, Ltd., (Cayman Islands), 10.61% 01/15/2030	250,000	240,903
Venture XVIII CLO, Ltd., (Cayman Islands), 16.09%, 10/15/2029	250,000	178,142
Wellfleet CLO 2017-3, Ltd., (Cayman Islands), 10.61% 01/17/2031	250,000	233,762
		4,124,147
Total Collateralized Loan Obligations (Cost: $11,843,320)		12,009,163

Common Stocks 0.1%(c)(d)(e)(j)

	Shares	Value(a)
Healthcare & Pharmaceuticals 0.1%
SiroMed Physician Services, Inc.	929	$25,007
High Tech Industries 0.0%
Frontline Technologies Group Holding, LLC — Class A	25	23,028
Frontline Technologies Group Holding, LLC — Class B	2,728	233
		23,261
Total Common Stocks (Cost: $50,000)		48,268

Private Asset-Backed Debt 1.7%(c)(d)(e)(f)

	Principal Amount	Value(a)
Banking, Finance, Insurance & Real Estate 1.7%
Avant Warehouse Trust II, Class B Credit Facility, 1M LIBOR + 9.75%, 11.63%, 04/07/2021	$150,000	77,768
BFS Receivables I, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 7.89%, 01/31/2022(m)	500,000	340,357
BFS Receivables I, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 7.89%, 02/09/2022	500,000	340,357
DFC Global Facility Borrower II, LLC, Facility 1st Lien Term Loan, 1M LIBOR + 10.75%, 12.63%, 09/27/2022	500,000	337,253
Finfitsp, LLC, 1st Lien Revolver, 1M LIBOR + 9.25%, 11.15%, 02/13/2022	500,000	26,790
Total Private Asset-Backed Debt (Cost: $1,113,810)		1,122,525

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Warrants 0.0%(c)(d)(e)(j)

	Shares	Value(a)
Healthcare & Pharmaceuticals 0.0%
Air Medical Buyer Corp.	122	$1,000
High Tech Industries 0.0%
Visual Edge Technology, Inc. (Common Stock)	4,540	5,853
Visual Edge Technology, Inc. (Preferred)	5,176	10,875
		16,728
Total Warrants (Cost: $11,261)		17,728
Total Investments — 88.5% (Cost: $57,135,208)		$57,689,390
Other Assets in Excess of Liabilities — 11.5%		7,525,690
Net Assets — 100.0%		$65,215,080

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represent the "all-in" rate as of April 30, 2018.

(c)  All of the Fund's Senior Loans, Collateralized Loan Obligations, Corporate Bonds issued as 144A, Common Stocks, Private Asset-Backed Debt, and Warrants, which as of April 30, 2018 represented 85.4% of the Fund's net assets or 71.4% of the Fund's total assets, are subject to legal restrictions on sales.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 3 of the Notes to Financial Statements).

(e)  Security valued at fair value using methods determined in good faith by or under the direction of the board of directors.

(f)  As of April 30, 2018, CION Ares Diversified Credit Fund (the "Fund") had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
A.U.L. Corp.	$1,000	$100	$900
American Academy Holdings, LLC	1,000	133	867
Avant Warehouse Trust II	150,000	77,768	72,232
Bambino CI, Inc.	1,000	133	867
BFS Receivables I, LLC	500,000	342,857	157,143
BFS Receivables I, LLC	500,000	342,857	157,143
Cablecom Networking Holdings, Ltd.	603,047	90,456	512,591
Canopy Bidco, Ltd.	687,475	70,437	617,038
CC Fly Holding II A/S	405,433	—	405,433
CC Fly Holding II A/S	405,433	—	405,433
Comprehensive EyeCare Partners, LLC	1,000	25	975
Comprehensive EyeCare Partners, LLC	422,113	—	422,113

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Unfunded security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
DecoPac, Inc.	$1,000	$170	$830
DFC Global Facility Borrower II, LLC	500,000	337,253	162,747
Doxim, Inc.	285,714	—	285,714
DRB Holdings, LLC	1,000	—	1,000
Finfitsp, LLC	500,000	29,290	470,710
Foundation Risk Partners Corp.	2,000	—	2,000
Foundation Risk Partners Corp.	142,571	109,670	32,901
Frontline Technologies Group Holding, LLC	57,213	—	57,213
FWR Holding Corp.	1,000	375	625
FWR Holding Corp.	1,000	390	610
GraphPAD Software, LLC	1,000	—	1,000
Implementation Management Assistance, LLC	1,000	—	1,000
Implementation Management Assistance, LLC	599,400	269,730	329,670
Jim N Nicks Management, LLC	1,000	450	550
MB2 Dental Solutions, LLC	1,000	617	383
Mercato Leadmanagement Investments GmbH	845,775	—	845,775
Mercato Leadmanagement Investments GmbH	362,475	—	362,475
Movati Athletic (Group), Inc.	197,151	37,427	159,724
Pathway Partners Vet Management Co., LLC	150,678	135,386	15,292
PDI TA Holdings, Inc.	12,290	—	12,290
PDI TA Holdings, Inc.	419,997	—	419,997
PDI TA Holdings, Inc.	198,628	18,629	179,999
Practice Insight, LLC	1,000	200	800
SCM Insurance Services, Inc.	779	247	532
SCSG EA Acquisition Company, Inc.	1,000	78	922
SFE Acquisition, LLC	1,000	—	1,000
Sigma Electric Manufacturing Corp.	1,000	550	450
SiroMed Physician Services, Inc.	1,000	—	1,000
SpareFoot, LLC	1,000	—	1,000
Spectra Finance, LLC	1,000	333	667
VLS Recovery Services, LLC	1,000	100	900
VLS Recovery Services, LLC	77,212	11,067	66,145
Worldwide Facilities, LLC	50,000	—	50,000
Worldwide Facilities, LLC	382,734	—	382,734
WSHP FC Acquisition, LLC	1,000	433	567
WSHP FC Acquisition, LLC	172,241	—	172,241
Total	8,651,359	1,877,161	6,774,198

(g)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L"), or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

(h)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(i)  Variable rate coupon rate shown as of April 30, 2018.

(j)  Non-income producing security as of April 30, 2018.

(k)  Collateralized Loan Obligations are all issued as 144A securities.

(l)  Payment-in-Kind security (PIK), which may pay interest/dividends in additional par/shares

(m)  The Fund sold a participating interest of $500,000 of aggregate principal amount of the portfolio company's first lien revolver. As the transaction did not qualify as a "true sale" in accordance with U.S. generally accepted accounting principles, the Fund recorded a corresponding $500,000 secured borrowing included in "accrued expenses and other payables" in the accompanying statement of assets and liabilities.

  As of April 30, 2018, the aggregate cost of securities for Federal income tax purposes was $57,104,168.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$889,383
Gross unrealized depreciation	(335,208)
Net unrealized appreciation	$554,175

Foreign Forward Currency Contracts

On April 30, 2018, CION Ares Diversified Credit Fund (the "Fund") had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered — SELL		Currency to be received — BUY		Unrealized Gain (Loss)	Counterparty
5/16/18	194,733	CAD	199,876	USD	$5,143	Goldman Sachs
7/06/18	229,516	CAD	229,462	USD	(54)	Goldman Sachs
7/06/18	1,214,271	EUR	1,237,800	USD	23,529	Goldman Sachs
6/12/18	823,715	GBP	829,362	USD	5,647	Goldman Sachs
6/14/18	2,090,933	GBP	2,116,447	USD	25,514	Goldman Sachs
6/14/18	45,288	GBP	46,773	USD	1,485	Goldman Sachs
7/06/18	40,333	GBP	41,170	USD	837	Goldman Sachs
					$62,101

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

CAD  Canadian Dollar

EUR  Euro Currency

GBP  British Pounds

USD  U.S. Dollars

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $57,135,208)	$57,689,390
Cash	7,872,181
Cash denominated in foreign currency, at value (cost $3,401)	3,380
Restricted cash — forward foreign currency contract collateral	260,000
Receivable for expense support from the Adviser	410,609
Receivable for securities sold	5,288,743
Forward foreign currency contracts	4,762,991
Receivable for fund shares issued	1,177,500
Interest and principal receivable	430,716
Prepaid expenses	111,143
Total assets	78,006,653
Liabilities:
Payable for securities purchased	6,972,956
Forward foreign currency contracts	4,700,890
Payable for distributions to shareholders	168,074
Payable for investment advisory fees	73,069
Payable for administration and transfer agent fees	98,607
Payable for distribution and shareholder service fees	33,290
Accrued expenses and other payables	744,687
Total liabilities	12,791,573
Commitments and contingencies (Note 2)	—
Net assets	$65,215,080
Net assets consist of:
Paid-in capital	$64,531,232
Undistributed net investment income	74,453
Accumulated net realized loss on investments and foreign currency	(3,139)
Net unrealized appreciation on investments and foreign currency	612,534
Net assets	$65,215,080

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Statement of Assets and Liabilities (continued)

April 30, 2018 (Unaudited)

Common shares:
Class A:
Net Assets	$20,044,427
Shares Outstanding ($.001 par value; unlimited shares authorized)	785,255
Net Asset Value Per Share	$25.53
Maximum Offering Price Per Share	$27.09
Class C:
Net Assets	$14,325,956
Shares Outstanding ($.001 par value; unlimited shares authorized)	561,245
Net Asset Value Per Share	$25.53
Class I:
Net Assets	$30,401,492
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,191,010
Net Asset Value Per Share	$25.53
Class L:
Net Assets	$443,205
Shares Outstanding ($.001 par value; unlimited shares authorized)	17,363
Net Asset Value Per Share	$25.53
Maximum Offering Price Per Share	$26.66

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Statement of Operations

For the six months ended April 30, 2018 (Unaudited)

Investment income:
Interest	$1,135,582
Expenses:
Investment advisory fees (Note 5)	298,345
Interest expense — secured borrowing	4,031
Administrative services of the adviser (Note 5)	317,394
Legal fees	207,194
Offering costs	119,849
Marketing expense	86,780
Administration, custodian and transfer agent fees (Note 5)	181,019
Insurance expense	36,374
Audit fees	68,404
Due diligence fees	123,732
Trustees fee expense	128,932
Shareholder service expense Class A	20,662
Shareholder service expense Class C	10,206
Shareholder service expense Class L	107
Distribution fees Class C	30,618
Distribution fees Class L	107
Other expenses	78,275
Total expenses	1,712,029
Tax expense	10,000
Expense support payments by the adviser (Note 5)	(1,717,998)
Net expenses	4,031
Net investment income	1,131,551
Net realized and unrealized gain/(loss) on investments and foreign currency
Net realized gain on investments	17,029
Net realized loss on foreign currency	(57,764)
Net unrealized gain on investments	457,955
Net unrealized gain on foreign currency	47,007
Net realized and unrealized gain on investments and foreign currency	464,227
Total increase in net assets resulting from operations	$1,595,778

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Statement of Changes in Net Assets

	Six Months Ended April 30, 2018 (Unaudited)	For the period from January 26, 2017 (commencement of operations) to October 31, 2017
Increase (decrease) in net assets from operations:
Net investment income	$1,131,551	$243,651
Net realized gain/(loss) on investments and foreign currency	(40,735)	37,389
Net unrealized gain on investments and foreign currency	504,962	107,572
Net increase from operations	1,595,778	388,612
Distributions to shareholders from:
Class A:
Net investment income	(455,287)	(200,208)
Net realized gains	—	(26,506)
Net unrealized gain on investments and foreign currency	—	(14,213)
Total distributions — Class A	(455,287)	(240,927)
Class C:
Net investment income	(226,907)	(14,785)
Net realized gains	—	(3,822)
Net unrealized gain on investments and foreign currency	—	(1,259)
Total distributions — Class C	(226,907)	(19,866)
Class I:
Net investment income	(416,487)	(28,658)
Net realized gains	—	(7,061)
Net unrealized gain on investments and foreign currency	—	(2,887)
Total distributions — Class I	(416,487)	(38,606)
Class L:
Net investment income	(2,462)	—
Total distributions — Class L	(2,462)	—
Increase in net assets from operations and distributions	494,635	89,213
Share transactions:
Class A:
Proceeds of shares issued	7,457,803	12,629,074
Value of distributions reinvested	202,158	119,269
Contribution from Advisor (Note 1)	—	56,284
Cost of shares repurchased (Note 4)	(672,052)	(97,677)
Net increase from share transactions	6,987,909	12,706,950
Class C:
Proceeds of shares issued	10,349,136	3,856,960
Value of distributions reinvested	133,817	13,319
Contribution from Adviser (Note 1)	—	17,618
Cost of shares repurchased (Note 4)	(159,614)	—
Net increase from share transactions	10,323,339	3,887,897

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended April 30, 2018 (Unaudited)	For the period from January 26, 2017 (commencement of operations) to October 31, 2017
Class I:
Proceeds of shares issued	$24,159,520	$5,993,339
Value of distributions reinvested	106,645	6,512
Contribution from Adviser (Note 1)	—	26,098
Cost of shares repurchased (Note 4)	(108,822)	—
Net increase from share transactions	24,157,343	6,025,949
Class L:
Proceeds of shares issued	440,423	—
Value of distributions reinvested	1,422	—
Cost of shares repurchased (Note 4)	—	—
Net increase from share transactions	441,845	—
Total increase in net assets	42,405,071	22,710,009
Net Assets, beginning of period	22,810,009	100,000
Net Assets, end of period	$65,215,080	$22,810,009
Undistributed net investment income	$74,453	$—

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Statement of Cash Flows

For the six months ended April 30, 2018 (Unaudited)

Operating activities:
Net increase in net assets from operations	$1,595,778
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(48,594,801)
Proceeds from the sale of investments	7,485,775
Amortization and accretion of discounts and premiums, net	(38,526)
Net realized gain on investments	(17,029)
Net realized loss on foreign currency	57,764
Net unrealized gain on investments	(457,955)
Net unrealized gain on foreign currency	(47,007)
Changes in operating assets and liabilities:
Receivable for expense support from the Adviser	(296,784)
Deferred offering costs	119,849
Receivable for securities sold	(5,263,348)
Forward foreign currency contracts	(4,354,650)
Interest and principal receivable	(327,471)
Prepaid expenses	(111,143)
Payable for securities purchased	3,059,602
Forward foreign currency contracts	4,304,042
Payable for investment advisory fees	50,834
Payable for administration and transfer agent fees	(93,765)
Payable for distribution and shareholder servicing fees	30,724
Accrued expenses and other payables	674,679
Net cash used in operating activities	(42,223,432)
Financing activities:
Proceeds of sale of shares	42,515,369
Cost of shares redeemed	(940,488)
Distributions paid to common shareholders	(537,339)
Net cash provided by financing activities	41,037,542
Effect of exchange rate changes on cash	(10,757)
Net increase in cash	(1,196,647)
Cash:
Beginning of period	9,332,208
End of period	$8,135,561

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Financial Highlights

	Six Months Ended April 30, 2018 (Unaudited)	For the Period from January 26, 2017 (commencement of operations) to October 31, 2017
Class A
Per share data:
Net asset value, beginning of period	$25.25	$25.00
Income from investment operations:
Net investment income(a)	0.71	0.86
Net realized and unrealized gains	0.25	0.44
Total from investment operations	0.96	1.30
Less distributions declared to shareholders:
From net investment income	(0.68)	(0.86)
From net realized gains on investments	—	(0.12)
From net unrealized gain on investments and foreign currency	—	(0.07)
Total distributions	(0.68)	(1.05)
Net asset value end of period	$25.53	$25.25
Total return, excluding expense support(b)(e)	(0.24)%	(37.12)%
Total return, including expense support(c)(e)	3.90%	5.32%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$20,044,427	$12,864,545
Expenses, excluding expense support(d)(f)	8.52%	58.85%
Expenses, including expense support(d)(f)	0.00%	0.00%
Net investment income(d)(f)	5.64%	4.48%
Portfolio turnover rate(e)	19.17%	164.09%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(d)  Includes organizational and offering costs.

(e)  Not annualized.

(f)  Annualized.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Financial Highlights (continued)

	Six Months Ended April 30, 2018 (Unaudited)	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class C
Per share data:
Net asset value, beginning of period	$25.25	$24.95
Income from investment operations:
Net investment income(a)	0.71	0.39
Net realized and unrealized gains	0.25	0.33
Total from investment operations	0.96	0.72
Less distributions declared to shareholders:
From net investment income	(0.68)	(0.39)
From net realized gains on investments	—	(0.02)
From net unrealized gain on investments and foreign currency	—	(0.01)
Total distributions	(0.68)	(0.42)
Net asset value end of period	$25.53	$25.25
Total return, excluding expense support(b)(e)	(0.59)%	(3.56)%
Total return, including expense support(c)(e)	3.90%	2.95%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$14,325,956	$3,897,826
Expenses, excluding expense support(d)(f)	9.27%	22.59%
Expenses, including expense support(d)(f)	0.00%	0.00%
Net investment income(d)(f)	5.64%	5.17%
Portfolio turnover rate(e)	19.17%	164.09%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(d)  Includes organizational and offering costs.

(e)  Not annualized.

(f)  Annualized.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Financial Highlights (continued)

	Six Months Ended April 30, 2018 (Unaudited)	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class I
Per share data:
Net asset value, beginning of period	$25.25	$24.95
Income from investment operations:
Net investment income(a)	0.71	0.40
Net realized and unrealized gains	0.25	0.32
Total from investment operations	0.96	0.72
Less distributions declared to shareholders:
From net investment income	(0.68)	(0.40)
From net realized gains on investments	—	(0.01)
From net unrealized gain on investments and foreign currency	—	(0.01)
Total distributions	(0.68)	(0.42)
Net asset value end of period	$25.53	$25.25
Total return, excluding expense support(b)(e)	(0.12)%	(2.49)%
Total return, including expense support(c)(e)	3.90%	2.95%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$30,401,492	$6,047,638
Expenses, excluding expense support(d)(f)	8.27%	18.62%
Expenses, including expense support(d)(f)	0.00%	0.00%
Net investment income(d)(f)	5.64%	5.19%
Portfolio turnover rate(e)	19.17%	164.09%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(d)  Includes organizational and offering costs.

(e)  Not annualized.

(f)  Annualized.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Financial Highlights (continued)

For the Period from November 2, 2017 (commencement of operations) to April 30, 2018 (Unaudited)
Class L
Per share data:
Net asset value, beginning of period	$25.25
Income from investment operations:
Net investment income(a)	0.71
Net realized and unrealized gains	0.25
Total from investment operations	0.96
Less distributions declared to shareholders:
From net investment income	(0.68)
From net realized gains on investments	—
From net unrealized gain on investments and foreign currency	—
Total distributions	(0.68)
Net asset value end of period	$25.53
Total return, excluding expense support(b)(e)	(0.36)%
Total return, including expense support(c)(e)	3.87%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$443,205
Expenses, excluding expense support(d)(f)	8.77%
Expenses, including expense support(d)(f)	0.00%
Net investment income(d)(f)	5.64%
Portfolio turnover rate(e)	19.17%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(d)  Includes organizational and offering costs.

(e)  Not annualized.

(f)  Annualized.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements

April 30, 2018 (Unaudited)

(1) Organization

CION Ares Diversified Credit Fund (the "Fund'') is a diversified, closed-end investment company that is registered under the Investment Company Act of 1940. The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016. CION Ares Management, LLC (the "Adviser'') serves as the investment Adviser to the Fund and was registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management LLC ("Ares") and CION Investment Group, LLC ("CION") and is controlled by Ares. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio.

Investment Objective and Policies

The Fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value, as described in Note 3.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments or paid out in cash and recorded as interest income. The PIK interest for the six months ended April 30, 2018 was $11,064 recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund's current cash balance exceeds insurance limits, the risk of loss is remote.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with the Fund's valuation policy (the "Valuation Policy"). The Valuation Policy is reviewed and approved at least annually by the Fund's board of trustees (the "Board"). The Adviser has been authorized by the Board to utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) in accordance with the Valuation Policy and a consistently applied valuation process.

As part of the valuation process for investments that do not have readily available market prices, the Adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

See Note 3 for more information on the Fund's valuation process.

Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Distributions to Shareholders

The Fund records distributions from net investment income daily. These distributions may be reinvested or paid monthly to shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its taxable income. The Fund intends to pay any capital gain distributions at least annually.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The Fund may make distributions, without limitation, from offering proceeds or borrowings, which may constitute a return of capital, as well as net investment income from operations, capital and non-capital gains from the sale of assets, and dividends or distributions from equity investments. Furthermore, a portion of the Fund's distributions during the six months ended April 30, 2018 was derived from expense support payments made by the Adviser, which are subject to repayment by the Fund within three years. The purpose of such expense support payments is to ensure that the Fund bears an appropriate level of expenses. As such, the Fund's distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or the Adviser continues to make such expense support payments. Any future repayments of expenses by the Fund will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain the current level of the Fund's distributions. After the expiration of the initial term of the Expense Support and Conditional Reimbursement Agreement on July 10, 2018, the Adviser has no obligation to make expense support payments in future periods.

If the Adviser did not make any expense support payments or related capital contribution during such period, all or a portion of the Fund's distributions would have been a return of capital which would reduce the available capital for investment. The sources of the Fund's distributions may vary periodically. Please refer to the Financial Highlights table for the sources of distributions.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of April 30, 2018, the value of loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $6,774,198.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (the "Code"), as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to defer the distribution of some portion of its taxable income to the year following the year such income is earned. In doing so, the Fund may incur an excise tax if it is deemed prudent by its board of trustees from a cash management perspective or in the best interest of shareholders due to other facts and circumstances.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the six months ended, the Fund paid $10,000 in U.S. federal excise taxes.

As of October 31, 2017, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Recently Issued Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. The application of this guidance did not have a material impact on our financial statements.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The assets and liabilities classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon

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CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

The following is a summary of the inputs used as of April 30, 2018, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	8,183,571	27,865,529	36,049,100
Corporate Bonds	—	8,442,606	—	8,442,606
Collateralized Loan Obligations	—	—	12,009,163	12,009,163
Common Stocks	—	—	48,268	48,268
Private Asset-Backed Debt	—	—	1,122,525	1,122,525
Warrants	—	—	17,728	17,728
Total Investments	—	16,626,177	41,063,213	57,689,390
Derivatives:
Forward Foreign Currency Contracts	—	62,101	—	62,101
Liabilities:
Secured Borrowings	—	—	(500,000)	(500,000)

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

For the six months ended April 30, 2018:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Common Stock ($)	Private Asset-Backed Debt ($)	Warrants ($)	Secured Borrowings ($)	Total ($)
Balance as of October 31, 2017	6,863,078	2,634,245	25,844	398,906	—	—	9,922,073
Purchases(a)	20,845,812	9,691,911	25,000	705,004	11,261	(500,000)	30,778,988
Sales(b)	(725,233)	(450,685)	—	—	—	—	(1,175,918)
Net realized and unrealized gain/(loss)	346,132	133,819	(2,576)	17,263	6,467	—	501,105
Net Accrued discounts	40,740	(127)	—	1,352	—	—	41,965
Transfers in to Level 3	495,000	—	—	—	—	—	495,000
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of April 30, 2018	27,865,529	12,009,163	48,268	1,122,525	17,728	(500,000)	40,563,213
Net change in unrealized appreciation/(depreciation) from Investments held as of April 30, 2018	352,103	117,979	(2,576)	1,148	6,467	—	475,121

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

Investments were transferred into and out of Level 3 and into and out of Level 2 during the six months ended April 30, 2018 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of April 30, 2018.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Investments in securities
Senior Loans	27,765,654	Yield Analysis	Market Yield	5.43%-17.18%
Senior Loans	99,875	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	9,505,255	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	2,503,908	Other	Recent Transaction Price	$89.44-90.50
	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Common Stocks	48,268	EV Market Multiple Analysis	EBITDA Multiple	7.5x-21.0x
Private Asset-Backed Debt	415,021	Yield Analysis	Market Yield	11.4%-12.3%
Private Asset-Backed Debt	707,504	Other	Recent Transaction Price	$99
Warrants	17,728	EV Market Multiple Analysis	EBITDA Multiple	7.5x
Secured Borrowings	(500,000)	Other	Recent Transaction Price	$99
Total Level 3 Investments	40,563,213

Changes in market yields or discount rates, each in isolation, may change the fair value of certain of the investments. Generally, an increase in market yields or discount rates may result in a decrease n the fair value of certain of the investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the values currently assigned.

(4) Common Stock

The Fund pursuant to an exemptive order granted by the SEC on July 11, 2017, offers multiple classes of shares. On July 11, 2017, the Fund's registration statement offering Class A, Class C, and Class I shares became effective. On November 2, 2017, the Fund's registration statement offering Class L shares became effective. The maximum sales load imposed on purchases, maximum contingent deferred sales charges, shareholder servicing and/or distribution fees charged will vary depending on each share class.

Common share transactions were as follows:

Class A	For the Six Months Ended April 30, 2018 (Unaudited)		For the Period from January 26, 2017 (commencement of operations) to October 31, 2017
	Shares	Amount ($)	Shares	Amount ($)
Common shares outstanding — beginning of period	509,552	12,706,950	4,000	100,000
Common shares issued	294,096	7,457,803	504,683	12,629,074
Reinvestment of distributions	7,960	202,158	4,760	119,269
Contribution from Adviser	—	—	—	56,284
Common shares redeemed	(26,353)	(672,052)	(3,891)	(97,677)
Common shares outstanding — end of period	785,255	19,694,859	509,552	12,706,950
Class C	For the Six Months Ended April 30, 2018 (Unaudited)		For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
	Shares	Amount ($)	Shares	Amount ($)
Common shares outstanding — beginning of period	154,356	3,887,897	—	—
Common shares issued	407,888	10,349,136	153,826	3,856,960
Reinvestment of distributions	5,265	133,817	530	13,319
Contribution from Adviser	—	—	—	17,618
Common shares redeemed	(6,264)	(159,614)	—	—
Common shares outstanding — end of period	561,245	14,211,236	154,356	3,887,897
Class I	For the Six Months Ended April 30, 2018 (Unaudited)		For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
	Shares	Amount ($)	Shares	Amount ($)
Common shares outstanding — beginning of period	239,494	6,025,949	—	—
Common shares issued	951,588	24,159,520	239,235	5,993,339
Reinvestment of distributions	4,195	106,645	259	6,512
Contribution from Adviser	—	—	—	26,098
Common shares redeemed	(4,267)	(108,822)	—	—
Common shares outstanding — end of period	1,191,010	30,183,292	239,494	6,025,949

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Class L	For the Period from November 2, 2017 (commencement of operations) to April 30, 2018 (Unaudited)
	Shares	Amount ($)
Common shares outstanding — beginning of period	—	—
Common shares issued	17,307	440,423
Reinvestment of distributions	56	1,422
Contribution from Adviser	—	—
Common shares redeemed	—	—
Common shares outstanding — end of period	17,363	441,845

Share Repurchase Program

Beginning in the second quarter of 2017, the Fund began offering, and on a quarterly basis thereafter it intends to continue offering, to repurchase shares on such terms as may be determined by the Fund's board of trustees in its complete and absolute discretion unless, in the judgment of the independent trustees of the Fund's board of trustees, such repurchases would not be in the best interests of the Fund's shareholders or would violate applicable law.

The following table summarizes the share repurchases completed during the six months ended April 30, 2018:

Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered that were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer
January 31, 2018	January 19, 2018	5,217	100%	25.43	132,666	71,302
April 30, 2018	April 20, 2018	31,667	100%	25.51	807,822	121,187
Total		36,884			940,488

(5) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act, as amended. The Adviser is an affiliate of Ares and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

Pursuant to the investment advisory agreement, dated December 6, 2016 ("The Investment Advisory Agreement") (subsequently amended and restated as of December 12, 2017, to become effective on February 1, 2018), by and between the Fund and the Adviser, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the investment sub-advisory agreement, dated as of December 6, 2016 (the "Investment Sub-Advisory Agreement"), by and between the Adviser and the Fund, the Adviser pays the Ares Capital Management II LLC (the "Sub-Adviser") 40% of the Management Fee and

Incentive Fee actually received and retained and not otherwise used to support expenses.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the Investment Advisory Agreement. Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee at an annual rate of 1.50% of the average daily value of the Fund's total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred for the six months ended April 30, 2018 were $298,345.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund's "pre-incentive fee net investment income: for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's "adjusted capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter and taking into

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

account the Expense Support and Conditional Reimbursement Agreement (as defined below). For purposes of computing the Fund's pre-incentive fee net investment income, the calculation methodology will look through total return swaps, if any, as if the Fund owned the referenced assets directly. For such purposes, the Fund's operating expenses will include the Management Fee, expenses reimbursed to the Adviser under the administration agreement, dated as of December 6, 2016 (the "Adviser Administrative Agreement"), by and between the Fund and the Adviser, and any interest expense and distributions paid on any issued and outstanding preferred shares, but will exclude the Incentive Fee. "Adjusted Capital" means the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's DRP (as defined below), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program and further reduced by distribution representing a return of capital.

The "catch-up" provision is intended to provide the Adviser with an incentive fee of 20% on all of the Fund's pre-incentive fee net investment income when the Fund's pre-incentive fee net investment income reaches 1.875% of Adjusted Capital in any calendar quarter. During the six months ended April 30, 2018 there were no incentive fees paid.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement and Investment Sub-Advisory Agreement, including expenses associated with office space for their officers and employees, investment and economic research, trading and investment management of the Fund.

The Adviser and the Fund have entered into the second amended and restated expense support and conditional reimbursement agreement (the "Expense Support and Conditional Reimbursement Agreement") under which the Adviser has agreed contractually for a one year period commencing July 11, 2017 to reimburse the Fund's initial organizational and offering costs, as well as the Fund's operating expenses to the extent that aggregate distributions made to each Class' shareholders during the applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support and Conditional Reimbursement Agreement, the Adviser may reimburse the Fund's operating expenses to the extent that it otherwise deems appropriate in order to ensure that the Fund bears an appropriate level of expenses (each such payment, an "Expense Payment"). "Available Operating Funds" means the sum attributable to the applicable Class of (i) the Fund's net investment Fund taxable income (including net short-term capital gains reduced by net long term capital losses); (ii) the

Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by the Fund on account of investments in portfolio companies (to the extend such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser's agreement to reimburse the Fund's operating expenses, the Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed subject to the limitation that a reimbursement (an "Adviser Reimbursement") will be made only if and to the extent that (i) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause other fund operating expenses attributable to the applicable Class (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the percentage of the Fund's average net assets attributable to common shares represented by other fund operating expenses allocable to the applicable Class (as defined below) (on an annualized basis) during the quarter in which the applicable Expense Payment from the Adviser was made; and (iii) the distributions per share declared by the Fund for the applicable class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for the applicable class at the time the Adviser Reimbursement would be paid. Other fund operating expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management Fees, the Incentive Fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies. The Expense Support and Conditional Reimbursement Agreement will remain in effect at least until July 11, 2018, unless and until the Fund's board of trustees approves its modifications or termination. This agreement may be terminated only by the Fund's board of trustees on notice to the Adviser. For the six months ended April 30, 2018, the Adviser has provided $1,717,998 in expense support payments.

The table below presents a summary of all expenses supported by the Adviser for each of the following three month periods in which the Company received expense support from the Adviser and the associated dates through which such expenses are eligible for reimbursement from the Company.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(1) %	Annualized Distribution Rate Per Share(2)	Eligible for Reimbursement through
January 31, 2017	335,238	0	335,238	17.21	—	January 31, 2020
April 30, 2017	820,353	0	820,353	24.11	1.392828	April 30, 2020
July 31, 2017	932,446	0	932,446	7.45	1.39257355	July 31, 2020
October 31, 2017	863,654	0	863,654	4.45	1.39257355	October 31, 2020
January 31, 2018	832,563	0	832,563	1.43	1.39257355	January 31, 2021
April 30, 2018	885,436	0	885,436	1.05	1.39257355	April 30, 2021
Total	4,669,690	0	4,669,690

(1) Other Fund Operating Expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management and Incentive fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies.

(2) The Annualized Distribution Rate per Share equals the projected annualized distribution amount which is calculated based on the average regular cash distributions per share that were declared during record dates in the applicable Expense Support Payment Quarter.

Pursuant to the Adviser Administrative Agreement, the Adviser furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Adviser's office facilities. Under the Adviser Administrative Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund's allocable portion of the Adviser's overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Adviser Administrative Agreement, including the Fund's allocable portion of the compensation, rent and other expenses of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The Adviser Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. The total of such expenses incurred for the six months ended April 30, 2018 were $317,394.

Pursuant to an administration agreement between State Street Bank and Trust Company ("State Street") and the Fund, State Street performs, or oversees the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund's shareholders and reports filed with the SEC. In addition, State Street oversees the preparation and filing of the Fund's tax returns and generally oversees the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund pays State Street for these services. The total of such expenses incurred for the six months ended April 30, 2018 were $116,434.

Pursuant to a transfer agent agreement between DST Systems, Inc. ("DST") and the Fund, DST performs transfer agency services for the Fund. DST maintains the shareholder accounting records for the fund. The Fund pays DST for these services. The total of such expenses incurred for the six months ended April 30, 2018 were $64,585.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" with respect to its Class A, Class C and Class L Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisors may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class A, Class C and Class L Shares, may incur expenses on an annual basis equal up to 0.25% of its average net assets attributable to Class A, Class C and Class L Shares, respectively.

Distribution Plan

The Fund, with respect to its Class C and Class L Shares, is authorized under a "Distribution Plan" to pay to the

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors. These activities include marketing and other activities to support the distribution of Class C and Class L Shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C Shares and 0.25% of the average daily net assets attributable to Class L Shares.

(6) Investment Transactions

For the six months ended April 30, 2018, the cost of investments purchased and proceeds from sales of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments $$
48,298,136	(6,740,516)

(7) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The uncertainty in the wake of the UK's "Brexit" referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(8) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared for May and June 2018:

Record Date: daily
Payable Date: May 31, 2018
Per Share Amount: 0.11827337

Record Date: daily
Payable Date: June 30, 2018
Per Share Amount: 0.1144581

Quarterly Repurchase Offer

On June 15, 2018, the Fund filed a notification of repurchase offer with the SEC for the Fund's quarterly repurchase offer. The Fund is offering to repurchase up to 5% of its issued and outstanding common shares at a price equal to the net asset value on the repurchasing date, July 20, 2018.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information

April 30, 2018 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2018 (Unaudited)

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan, (the "DRP") administered by DST Systems, Inc. ("DST"). Pursuant to the plan, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRP. Under the DRP, the Fund's distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a distribution, DST, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's NAV per share.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, DST will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the DRP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Aspects." The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to DST at CION Ares Diversified Credit Fund c/o DST Systems, Inc., P.O. Box 219422, Kansas City, MO 64121-9422. Certain transactions can be performed by calling the toll free number 888-729-4266.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2018 (Unaudited)

Plan of Distribution

ALPS Distributors Inc. (the "Distributor") located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund's shares. In reliance on Rule 415 of the Securities Act of 1933, the Fund intends to offer to sell up to $1,061,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Distributor has entered into a wholesale marketing agreement with CION Securities, a registered broker-dealer and an affiliate of CION. Pursuant to the terms of the wholesale marketing agreement, CION Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment Advisers.

CION Securities has also entered into a dealer manager agreement with the Fund pursuant to which CION Securities has agreed to provide certain marketing and wholesale services in consideration of its receipt of the dealer manager fee.

The Advisers or their affiliates, in the Advisers' discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of the Fund's shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediaries' registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the Financial Intermediaries'. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by Shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the Financial Intermediaries or financial institution for providing ongoing services in respect of clients holding shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisers may reasonably request.

The Fund and the Advisers have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2018 (Unaudited)

Investment Advisers

CION Ares Management, LLC
3 Park Avenue, 36th Floor
New York, NY 10016

Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent and DRIP Administrator

DST Systems, Inc.
333 W 11th Street
Kansas City, MO 64105

Distributor

ALPS Distributors Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 S. Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2018 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2018

CION Ares Diversified Credit Fund

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns causing losses; there is no guarantee that all shares can be repurchased; the Fund's business and operations may be negatively impacted by fluctuations in the capital markets; the Fund is a diversified, closed-end investment company with limited operating history; diversification does not eliminate the risk of experiencing investment losses.

Please be aware that the Fund, the Advisers, the Distributor or the Wholesale Marketing Agent and their respective officers, directors, employees and affiliates do not undertake to provide impartial investment advice or to give advice in a Fiduciary capacity in connection with the Fund's public offering of shares.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund, advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA.

For Existing Investor Use Only. Not for Prospective Investors.

EXP. 4/30/2018

CADC-SEMI-0617

CAD000110

Item 2.  Code of Ethics.

Not applicable for this filing.

Item 3.  Audit Committee Financial Expert.

Not applicable for this filing.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Not applicable for this filing.

(a)(2)  Not applicable for this filing.

(a)(3)  Not applicable for this filing.

(a)(4)  Not applicable for this filing.

(b) There have been no changes to the portfolio managers identified in the most recently filed registration statement on Form N-2 (File Nos. 333-212323 and 811-23165) for CION Ares Diversified Credit Fund (the “Fund”).

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

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Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s most recent fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 13.  Exhibits.

(a)(1)                  Not applicable for this filing.

(a)(2)                  The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	June 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	June 25, 2018

By:	/s/ Penni F. Roll
Penni F. Roll
Chief Financial Officer

Date:	June 25, 2018

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